Filed Pursuant to Rule 497(e)
                                               Relating to Form N-4 Registration
                                      Statement Nos. 333 - 25663 and 811 - 08178


                         AFAdvantage Variable Annuity(R)

                                      from

                                American Fidelity
                                Assurance Company

                     A member of the American Fidelity Group

                                   May 1, 2001

                               REVISED INFORMATION

     The following information amends the information originally provided in this prospectus. Please read the entire prospectus carefully, including the revised information provided below.

The table on page 4 has been revised in its entirety to read as follows:

     The following portfolios will not be included in the Separate Account B prospectus effective May 1, 2001. These portfolios are no longer available as eligible investment options.

                                                                          Total
                                                  Management  Other      Annual
                                                     Fees    Expenses   Expenses
                                                     ----    --------   --------
                                                            (after expense
                                                            reimbursement)
                                                            --------------
Merrill Lynch Core Bond Focus Fund (1)
         (formerly Prime Bond Fund)................. 0.43%      0.06%      0.49%

Merrill Lynch American Balanced Fund (1)............ 0.55%      0.07%      0.62%

Merrill Lynch High Current Income Fund (1).......... 0.48%      0.06%      0.54%

Merrill Lynch International Equity Focus Fund (1)(2) 0.75%      0.14%      0.89%
----------------------

(1)  Merrill Lynch Variable Series Funds,  Inc.:  Class A Shares.
(2) Effective April 30, 2001 the Merrill Lynch International Equity Focus Fund was merged into the Mercury HW International Value VIP Portfolio of the Mercury HW Variable Trust. The Management Fee, Other Expenses (after expense reimbursement), and Total Annual Expenses are 0.75%, 0.18%, and 0.93% respectively, for the Mercury HW International Value VIP Portfolio.

The last paragraph on page 7 has been revised in its entirety to read as follows:

     The following portfolios will no longer be available as eligible investment options as of May 1, 2001: Core Bond Focus Fund (formerly Prime Bond Fund), American Balanced Fund, and High Current Income Fund. Effective May 1, 1999 the Merrill Lynch International Equity Focus Fund was no longer available as an eligible investment option. Effective April 30, 2001 the Merrill Lynch International Equity Focus Fund was merged into the Mercury HW International Value VIP Portfolio of the Mercury HW Variable Trust.

                         AFAdvantage Variable Annuity(R)

                                    issued by

                      American Fidelity Separate Account B

                                       and

                       American Fidelity Assurance Company

                                   PROSPECTUS
                                   May 1, 2001

     American Fidelity Assurance Company is offering individual variable annuity contracts. This prospectus describes the individual contracts available under the AFAdvantage Variable Annuity policy(R). Our home office is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     AFAdvantage Variable Annuity(R) is a fixed and variable deferred annuity policy. You have 19 investment options in the annuity -- the Guaranteed Interest Account option and the following portfolios:

              American Fidelity Dual Strategy Fund, Inc.(R)
              American Century Variable Portfolios
                     VP Balanced
                     VP Capital Appreciation
                     VP Income & Growth
                     VP Ultra
                     VP International
              The Dreyfus Socially Responsible Growth Fund, Inc.
              Dreyfus Stock Index Fund
              Dreyfus Variable Investment Fund
                  Growth and Income Portfolio
                  Small Company Stock Portfolio
                  International Value Portfolio
              Dreyfus Investment Portfolios
                  Technology Growth Portfolio
              Federated Insurance Series Trust
                  Federated Fund For U.S. Government Securities II Federated Large Cap Growth Fund II
              Merrill Lynch Variable Series Funds, Inc.
                  Basic Value Focus Fund
                  Small Cap Value Focus Fund
                    (formerly Merrill Lynch Special Value Focus Fund)
              Neuberger Berman Advisers Management Trust
                  AMT Balanced Portfolio
                  AMT Growth Portfolio

     This prospectus contains important information about American Fidelity Separate Account B that you should know before investing. We filed a Statement of Additional Information with the Securities and Exchange Commission dated May 1, 2001 that provides more information about the annuity we are offering. You can get a copy of our Statement of Additional Information at no charge from us or from the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference in this prospectus and other material that we file electronically with the SEC. For a free copy of the Statement of Additional Information, call us at (800) 662-1106 or write us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

     Our Statement of Additional  Information  is  incorporated  by reference in
this  prospectus.   The  table  of  contents  of  the  Statement  of  Additional
Information is on the last page of this prospectus.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     Please read this prospectus carefully and keep it for future reference.

                                GLOSSARY OF TERMS

     Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

     Account value: The value of your policy during the accumulation phase.

     Accumulation phase: The period of time between purchasing a policy and receiving annuity payments. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase.

     Accumulation unit: The unit of measurement we use to keep track of the value of your policy invested in the portfolios during the accumulation phase. During the annuity phase, we call this unit of measurement an annuity unit.

     Annuitant: The person on whose life annuity payments are based.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Regular income payments you may receive from your policy during the annuity phase.

     Annuity phase: The period during which we make annuity payments.

     Guaranteed Interest Account option: An investment option within our general account which earns interest credited by us.

     Investment options: The portfolios and the Guaranteed Interest Account option.

     Policy: The AFAdvantage Variable Annuity(R).

     Policy owner: The person or entity entitled to ownership rights under a policy.

     Portfolios: The 18 investment options available under the policy other than the Guaranteed Interest Account option. Each portfolio (sometimes called a fund) has its own investment objective.

     Portfolio companies: American Fidelity Dual Strategy Fund, Inc.(R), American Century Variable Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Federated Insurance Series Trust, Merrill Lynch Variable Series Funds, Inc. and Neuberger Berman Advisers Management Trust.

     Purchase payment: The money you invest to buy the policy.

     Qualified Policy: Policies purchased under special tax qualification rules (examples: Individual Retirement Annuities, 403(b) Tax-Deferred Annuities, HR. 10 and Corporate Pension and other qualified retirement plans). If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified policy.

                                TABLE OF CONTENTS
                                                                Page
                                                                ----
Summary...........................................................1
Fee Table.........................................................2
Condensed Financial Information...................................6
The AFAdvantage Variable Annuity(R)...............................8
How to Purchase an AFAdvantage Variable Annuity(R) Policy.........9
Receiving Payments from the Annuity..............................10
Investment Options...............................................12
Expenses.........................................................14
Withdrawals......................................................15
Loans............................................................16
Death Benefit....................................................17
Performance......................................................18
Taxes............................................................19
Other Information................................................21
Table of Contents of the Statement of Additional Information.....22


                                     SUMMARY

     In this summary, we discuss some of the important features of your annuity policy. You should read the entire prospectus for more detailed information about your policy and Separate Account B.

     The AFAdvantage Variable Annuity(R). In this prospectus, we described the AFAdvantage Variable Annuity(R) flexible premium variable and fixed deferred annuity policy that we offer. The annuity policy is a contract between you, as the policy owner, and us, American Fidelity, as the insurance company. Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in the portfolios and in our Guaranteed Interest Account. We designed the AFAdvantage Variable Annuity(R) for people seeking long-term tax-deferred earnings, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not buy the policy if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the AFAdvantage Variable Annuity(R) has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal. Similarly, during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal. A federal tax penalty may apply if you make withdrawals before you are 59 1/2.

     The annuity phase begins when you start receiving regular payments from your policy. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of your investment options.

     Investment Options. When you invest in the annuity, you may allocate your money to our Guaranteed Interest Account or to one or more of the following portfolios:

        American  Fidelity  Dual  Strategy  Fund,   Inc.(R)
        American  Century  Variable Portfolios  - VP Balanced
        American Century Variable Portfolios - VP Capital Appreciation American Century Variable Portfolios - VP Income & Growth
        American Century Variable Portfolios - VP Ultra
        American Century Variable Portfolios - VP International
        The Dreyfus Socially  Responsible  Growth Fund, Inc.
        Dreyfus Stock Index Fund
        Dreyfus  Variable  Investment  Fund - Growth  and  Income  Portfolio
        Dreyfus Variable Investment Fund - Small Company Stock Portfolio Dreyfus Variable Investment Fund - International Value Portfolio Dreyfus Investment Portfolios - Technology Growth Portfolio
        Federated Insurance Series Trust - Federated Fund For U.S. Government
          Securities II
        Federated Insurance Series Trust - Federated Large Cap Growth Fund I Merrill Lynch Variable Series Funds, Inc.- Basic Value Focus Fund Merrill Lynch Variable Series Funds, Inc.- Small Cap Value Focus Fund Neuberger Berman Advisers Management Trust - AMT Balanced Portfolio Neuberger Berman Advisers Management Trust - AMT Growth Portfolio

     These portfolios offer professionally managed investment choices. You can find a complete description of each of the portfolios in the prospectus for that particular portfolio. You can make or lose money in the portfolios, depending upon market conditions. Please see the information on page 12 describing how you can obtain a copy of the portfolios' prospectuses.

     Our Guaranteed Interest Account option offers an interest rate that is guaranteed by us. While your money is in the Guaranteed Interest Account, we guarantee the interest your money will earn. You may still be subject to a withdrawal charge on any withdrawals.

     Taxes.  The earnings you accumulate as a result of your  investments  under the policy are not taxed until you make a withdrawal or receive an annuity payment. In most cases, if you withdraw money from the portfolios, earnings come out first and are taxed as income. If you withdraw any money before you are 59 1/2 , you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. Part of the payments you receive during the annuity phase of your policy is considered a return of your original investment. That part of each payment is not taxable as income. If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable.

     Withdrawals. You may withdraw money at any time during the accumulation phase. A withdrawal charge may apply. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and 401 hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.

     Free Look. If you cancel your policy within 20 days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.

     Questions. If you have any questions about your AFAdvantage Variable Annuity(R) policy or need more information, please contact us at:

                     American Fidelity Assurance Company
                     Annuity Services Department
                     P.O. Box 25520
                     Oklahoma City, Oklahoma  73125-0520
                     Telephone: (800) 662-1106
                     E-mail:  va.help@af-group.com

                                    FEE TABLE

Contract Owner Transaction Expenses

     Withdrawal Charge (as a percentage of the amount withdrawn in excess of the free withdrawal amount)

        Policy                                                 Withdrawal
         Year                                                     Charge
         ----                                                     ------
        1.................................................          8%
        2.................................................          7%
        3.................................................          6%
        4.................................................          5%
        5.................................................          4%
        6.................................................          3%
        7.................................................          2%
        8.................................................          1%
        9+................................................          0%

Transfer Fee There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred.

Policy Maintenance Charge             $30 per policy per policy year.

Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge..........................            1.25%
Account Fees and Expenses
   Administrative Charge...................................             .15%
   Distribution Expense Charge.............................             .10%
Total Separate Account Annual Expenses.....................            1.50%

Portfolio Annual Expenses (as a percentage of the portfolio's average daily net assets)

                                                                         Management          Other            Total Annual
                                                                            Fees            Expenses            Expenses
                                                                            ----            --------            --------
                                                                                        (after waivers and expense reimbursement)
                                                                                        -----------------------------------------
American Fidelity Dual Strategy Fund, Inc.(R).....................         0.50%               --                0.50%

American Century Variable Portfolios
VP Balanced.......................................................         0.90%               --                0.90%
VP Capital Appreciation...........................................         0.98%               --                0.98%
VP Income & Growth................................................         0.70%               --                0.70%
VP Ultra..........................................................         1.00%(1)            --                1.00%
VP International..................................................         1.23%               --                1.23%

The Dreyfus Socially Responsible Growth Fund, Inc. (2)............         0.75%             0.03%               0.78%

Dreyfus Stock Index Fund (2)......................................         0.25%             0.01%               0.26%

Dreyfus Variable Investment Fund
Growth and Income Portfolio(2)....................................         0.75%             0.03%               0.78%
Small Company Stock Portfolio(2)..................................         0.75%             0.18%               0.93%
International Value Portfolio(2)..................................         1.00%             0.39%               1.39%

Dreyfus Investment Portfolios
Technology Growth Portfolio(2)....................................         0.75%             0.09%               0.84%

Federated Insurance Series Trust
Federated Fund For U.S. Government Securities II..................         0.60%             0.49%               1.09%
Federated Large Cap Growth Fund II(3).............................         0.85%(4)          0.05%(5)(6)(7)      0.90%(7)

Merrill Lynch Variable Series Funds, Inc.
Basic Value Focus Fund(8).........................................         0.60%             0.05%               0.65%
Small Cap Value Focus Fund(8).....................................         0.75%             0.06%               0.81%

Neuberger Berman Advisers Management Trust
AMT Balanced Portfolio............................................         0.85%             0.14%               0.99%
AMT Growth Portfolio..............................................         0.82%             0.08%               0.90%
----------------------

(1) A stepped fee applies - 1.00% of the first $20 billion of average net assets, and 0.95% of average net assets over $20 billion.

(2) Dreyfus Initial Share Class - The expenses shown in the Portfolio Annual Expenses table are for the Initial Share Class for the fiscal year ended December 31, 2000. Expenses in future years may be higher or lower than the fees listed in the Portfolio Annual Expenses table.

(3) Before Waivers and Reimbursements: Although not contractually obligated to do so, the adviser, distributor and shareholder services provider waived and reimbursed certain amounts. These are shown below along with the net expenses the fund actually paid for the fiscal year ended December 31, 2000. Total Waivers and Reimbursements of Fund Expenses - 4.81%. Total Actual Annual Fund Operating Expenses (after waivers and reimbursements) - 0.90%.

(4) Management Fee - 0.85%: The adviser voluntarily waived its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the fund (after the voluntary waiver) was 0.00% for the fiscal year ended December 31, 2000.

(5) Distribution (12b-1) Fee - 0.25%: The fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2000. The fund has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2001.

(6) Shareholder Service Fee - 0.25%: The fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2000. The fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2001.

(7) Other Expenses - 4.36%: The adviser voluntarily reimbursed certain expenses of the fund. The adviser can terminate this voluntary reimbursement at any time. Total other expenses paid by the fund (after voluntary reimbursement) was 0.90% for the fiscal year ended December 31, 2000.

(8)  Merrill Lynch Variable Series Funds, Inc.: Class A Shares.


     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of Separate Account B for the year ended December 31, 2000 and the expenses of the portfolios available under the separate account. We have provided information about withdrawal charges and other transaction-related expenses in the fee table under the heading "Contract Owner Transaction Expenses." Under certain circumstances, you may make a withdrawal without incurring a withdrawal charge. For more information about withdrawal expenses, see "Expenses -- Withdrawal Charge" on page 14. Although premium taxes are not reflected in the fee table, they may apply.

     The following portfolios will not be included in the Separate Account B prospectus effective May 1, 2001. These portfolios are no longer available as eligible investment options.

                                                                                      Other Expenses        Total
                                                                                      (after expense        Annual
                                                                 Management Fees      reimbursement)       Expenses
                                                                 ---------------      --------------       --------
Merrill Lynch Core Bond Focus Fund(1)
     (formerly Prime Bond Fund)..............................         0.43%               0.06%             0.49%
Merrill Lynch Balanced Capital Focus Fund(1)
     (formerly American Balanced Fund).......................         0.60%               0.15%             0.75%
Merrill Lynch High Current Income Fund(1) ...................         0.48%               0.06%             0.54%
International Equity Focus Fund .............................         0.75%               0.14%             0.89%
---------------------

(1)  Merrill  Lynch  Variable  Series  Funds, Inc.: Class A Shares

     Additionally, as of May 1, 1999, the Merrill Lynch International Equity Focus Fund is no longer available as an eligible investment option. If you have already invested in any of these portfolios, you must select one or more alternative eligible investment options to which you want to transfer your current investment in the terminated portfolios. You must transfer the entire amount invested in any of the terminated portfolios.

     We will contact you separately to inform you of the date by which you must notify us of the eligible investment option or options to which you want us to transfer your current investment in the terminated portfolios. Any investments which have not been transferred to an eligible investment option before the deadline we establish will be transferred for you to the Guaranteed Interest Account. We will send notice of the transfer deadline at least 60 days before the deadline date.

Examples

     This chart shows the expenses you would pay on a $1,000 investment (a) if you surrender your policy at the end of each time period or (b) if you do not surrender your policy or if you annuitize. This chart assumes a 5% annual return on your money.

                                                                                    Time Periods
                                                                                    ------------
                                                                   1 Year        3 Years     5 Years     10 Years
                                                                   ------        -------     -------     --------
American Fidelity Dual Strategy Fund, Inc(R)....................(a) 130.29       206.31      288.21       502.12
                                                                (b)  50.29       150.82      251.28       502.12
American Century Variable Portfolios
VP Balanced.....................................................(a) 134.30       217.34      306.43       537.26
                                                                (b)  54.30       162.54      270.27       537.26
VP Capital Appreciation.........................................(a) 135.10       219.53      310.02       544.09
                                                                (b)  55.10       164.86      274.02       544.09
VP Income & Growth..............................................(a) 132.30       211.84      297.37       519.89
                                                                (b)  52.30       156.70      260.83       519.89
VP Ultra........................................................(a) 135.30       220.08      310.92       545.79
                                                                (b)  55.30       165.44      274.96       545.79
VP International................................................(a) 137.59       226.34      321.16       565.05
                                                                (b)  57.59       172.09      285.64       565.05
The Dreyfus Socially Responsible Growth Fund, Inc...............(a) 133.10       214.05      301.00       526.89
                                                                (b)  53.10       159.04      264.62       526.89
Dreyfus Stock Index Fund........................................(a) 127.88       199.62      277.10       480.24
                                                                (b)  47.88       143.72      239.69       480.24
Dreyfus Variable Investment Fund
Growth and Income Portfolio.....................................(a) 133.10       214.05      301.00       526.89
                                                                (b)  53.10       159.04      264.62       526.89
Small Company Stock Portfolio...................................(a) 134.60       218.17      307.78       539.83
                                                                (b)  54.60       163.41      271.68       539.83
International Value Portfolio...................................(a) 139.19       230.67      328.21       578.14
                                                                (b)  59.19       176.69      292.99       578.14
Dreyfus Investment Portfolios
Technology Growth Portfolio.....................................(a) 133.70       215.70      303.72       532.09
                                                                (b)  53.70       160.79      267.45       532.09
Federated Insurance Series Trust
Federated Fund For U.S. Government Securities II................(a) 136.20       222.54      314.94       553.39
                                                                (b)  56.20       168.05      279.15       553.39
Federated Large Cap Growth Fund II..............................(a) 134.30       217.34      306.43       537.26
                                                                (b)  54.30       162.54      270.27       537.26
Merrill Lynch Variable Series Funds, Inc.
Basic Value Focus Fund..........................................(a) 131.80       210.46      295.09       515.49
                                                                (b)  51.80       155.23      258.45       515.49
Small Cap Value Focus Fund......................................(a) 133.40       214.87      302.36       529.49
                                                                (b)  53.40       159.91      266.04       529.49
Neuberger Berman Advisers Management Trust
AMT Balanced Portfolio..........................................(a) 135.20       219.81      310.47       544.94
                                                                (b)  55.20       165.15      274.49       544.94
AMT Growth Portfolio............................................(a) 134.30       217.34      306.43       537.26
                                                                (b)  54.30       162.54      270.27       537.26

     We based annual expenses of the portfolios on data provided by the funds for the year ended December 31, 2000. Except for American Fidelity Dual Strategy Fund, Inc.(R), we did not independently verify the data provided. However, we did prepare the examples.

     The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future performance.

                         CONDENSED FINANCIAL INFORMATION

     During the accumulation phase, we calculate the value of each policy owner's share of different accounts with a unit of measurement called an accumulation unit. The table below sets forth the accumulation unit values as of January 1 and December 31 for each of the years 1998, 1999 and 2000. Separate Account B began operating in January 1998.

     An explanation of how we calculate the value of an accumulation unit is located on page 9.

                                                                                                         Number of
                                                              Unit Value at        Unit Value at          Units at
                                                               January 1,          December 31,         December 31,
                                                             ----------------     ----------------     -------------
AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
         1998...............................................      $    -              $    -                 -
         1999...............................................      $10.000             $10.827             117,520
         2000...............................................      $10.827             $10.705             395,899
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
         1998...............................................      $10.000             $13.216              45,112
         1999...............................................      $13.216             $16.935             138,362
         2000...............................................      $16.935             $14.842             394,034
DREYFUS STOCK INDEX FUND
         1998...............................................      $10.000             $12.881             132,663
         1999...............................................      $12.881             $15.303             426,172
         2000...............................................      $15.303             $13.676             835,502
DREYFUS VARIABLE INVESTMENT FUND
Growth and Income Portfolio
         1998...............................................      $10.000             $11.423              55,399
         1999...............................................      $11.423             $13.153             140,249
         2000...............................................      $13.153             $12.467             250,767
Small Company Stock Portfolio
         1998...............................................      $10.000             $ 9.733              38,646
         1999...............................................      $ 9.733             $10.605              78,432
         2000...............................................      $10.605             $11.338             118,262
International Value Portfolio
         1998...............................................      $    -              $    -                 -
         1999...............................................      $10.000             $11.925               6,860
         2000...............................................      $11.925             $11.314              26,819
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value Focus Fund
         1998...............................................      $    -              $    -                 -
         1999...............................................      $10.000             $ 9.973               4,710
         2000...............................................      $ 9.973             $11.067              17,180
Merrill Lynch Small Cap Value Focus Fund
         1998...............................................      $10.000             $ 9.379               8,913
         1999...............................................      $ 9.379             $12.368              23,027
         2000...............................................      $12.368             $13.981              49,990


     The table above does not include information for the following portfolios which became available as investment options on May 1, 2001:

American Century Variable Portfolios     Dreyfus Technology Growth Portfolio
     VP Balanced                         Federated Insurance Series Trust
     VP Capital Appreciation                  Federated Fund for U.S. Government Securities II
     VP Income & Growth                       Federated Large Cap Growth Fund II
     VP Ultra                            Neuberger Berman Advisers Management Trust
     VP International                         AMT Balanced Portfolio
                                              AMT Growth Portfolio

     The following portfolios will no longer be available as investment options as of May 1, 2001: Core Bond Focus Fund (formerly Prime Bond Fund), Balanced Capital Focus Fund (formerly American Balanced Fund), and High Current Income Fund. Effective May 1, 1999, the International Equity Focus Fund is no longer available as an investment option.

                       THE AFADVANTAGE VARIABLE ANNUITY(R)

Owning an AFAdvantage Variable Annuity(R) Policy

     As the owner of an AFAdvantage Variable Annuity(R) policy, you have all the rights under the policy; however, you can name a new policy owner. A change of owner will revoke any prior designation of owner. Ownership changes must be sent to our home office on an acceptable form. The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it. We will not be liable for any payment made or action taken before we record a change in ownership. The policy owner designated at the time the policy is issued will remain the owner unless changed. A change of ownership may be a taxable event.

     Spouses may own a policy jointly. Upon the death of either owner, the surviving spouse will be the primary beneficiary. If a non-spouse is designated as the beneficiary of a jointly owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.

Naming a Beneficiary

     The beneficiary is the person or entity you, the policy owner, name to receive the benefit of your policy upon the death of the person upon whose life the annuity payments are based. Annuity payments may be based on your life, as the owner of the policy, or on the life of another natural person. The person upon whose life the annuity payments are based is called the annuitant, even if the owner is that person. The beneficiary is named at the time the policy is issued but may be changed at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life unless you name that person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change a beneficiary, you must send a request to our home office on a form we accept. The change will go into effect when signed, subject to any payments we make or action we take before we record the change. A change cancels all prior beneficiaries, except a change will not cancel any irrevocable beneficiary without his or her consent. The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of the annuitant's death.

Assigning the Policy

     During the annuitant's life, you can assign some or all of your rights under the policy to someone else. A signed copy of the assignment must be sent to our home office on a form we accept. The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it. We are not responsible for the validity or effect of any assignment. If there are irrevocable beneficiaries, you need their consent before assigning your ownership rights in the policy. Any assignment made after the death benefit has become payable will be valid only with our consent. If the policy is assigned, your rights may only be exercised with the consent of the assignee of record. An assignment may be a taxable event.

     If the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.

Voting Rights

     Although we legally own the portfolios' shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a fund solicits proxies in conjunction with a shareholder vote. When we receive your instructions, we will vote all of the shares we own in proportion to those instructions. If we determine that we are no longer required to seek the policy owners' instructions, we will vote the shares in our own right.

            HOW TO PURCHASE AN AFADVANTAGE VARIABLE ANNUITY(R) POLICY

Purchase Payments

     A purchase payment is the money you give us when you invest to buy a policy. Once we receive your initial purchase payment and application, we will issue your policy and allocate your initial purchase payment within two business days. We will contact you if you do not provide all of the required information in your application. If we are unable to complete the initial application process within five business days, we will either return your money or get your permission to keep it until we get all of the necessary information. If we receive your purchase payment by 3:00 p.m., Central Time, we will apply same day pricing to determine the number of accumulation units to credit to your account. We reserve the right to reject any application or purchase payment. At the time you buy the policy, the annuitant cannot be older than 85 years old, or the maximum age permitted under state law.

     After your initial purchase payment, you may make purchase payments at any time during the accumulation phase of your annuity. These payments will be credited to your policy within one business day. The minimum amount of each purchase payment, including your initial payment, is $25. All payment allocations must be in whole percentages.

Accumulation Units

     If you allocate the money you invest to any of the portfolios, the value of that portion of your policy will go up or down depending upon the investment performance of the portfolio(s) you choose. (The same thing is not true if you invest solely in the Guaranteed Interest Account.) The value of your policy will also depend on the expenses of the policy. In order to keep track of the value of your policy during the accumulation phase, we use a measurement called an accumulation unit. During the annuity phase, we call the unit of measurement an annuity unit.

     Every business day, we determine the value of an accumulation unit for one share of each portfolio by multiplying the accumulation unit value for the previous period by a factor for each portfolio for the current period. The factor for each portfolio is determined by:

o dividing the value of the underlying portfolio share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of an underlying portfolio share for the previous period; and

o subtracting from that amount any mortality and expense risk, administrative and distribution expense charges.

     The value of an accumulation unit relating to any portfolio may go up or down from day to day.

     When you make a purchase payment, we credit your policy with accumulation units using the accumulation unit value next determined after we receive the purchase payment. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a portfolio by the value of the accumulation unit for that portfolio.

     We calculate the value of an accumulation unit for each portfolio after the New York Stock Exchange closes on each day we are open and then credit your policy accordingly.

Example

     On Thursday, we receive an additional purchase payment of $100 from you. You allocate this amount to the Dreyfus Stock Index Fund. When the New York Stock Exchange closes on that Thursday, we determine that an accumulation unit for the Dreyfus Stock Index Fund is valued at $10.75. To determine the increased value of your policy, we divide $100 by $10.75 and credit your policy on Thursday night with 9.30 accumulation units for the Dreyfus Stock Index Fund.

                       RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

     Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular monthly income payments from the annuity. You must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. You may change the annuity date by written request any time before the original annuity date. Any change must be requested at least 30 days before the new annuity date. The annuity date may not be later than the annuitant's 85th birthday or the maximum date permitted under state law, whichever is earlier. If your policy is issued pursuant to a qualified plan, you are generally required to select an annuity date that occurs by April 1 following either the date you retire or the date you turn 70 1/2, whichever comes later (or age 70 1/2 if the policy is issued pursuant to an Individual Retirement Annuity). In addition, the annuity date is subject to the limitation described under "Tax Treatment of Withdrawals -- Tax-Deferred Annuities and 401(k) Plans" on page 21 if the policy is issued pursuant to such an annuity or plan.

Selecting an Annuity Option

     We offer various income plans for your annuity payments. We call these annuity options. In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 days before the annuity date. If no option is selected, we will make annuity payments to you in accordance with Option 2 below and the full value of your policy will be paid out in 120 monthly payments. Prior to the annuity date, you may change the annuity option selected by written request. Any change must be requested at least 30 days prior to the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth. If a policy is issued pursuant to a qualified plan, you may be required to obtain spousal consent to elect an annuity option other than a joint and survivor annuity.

     You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change your annuity option.

OPTION 1           Lifetime Only               We will make monthly payments during the life of the
                   Annuity               annuitant. If this option is elected, payments will stop when the annuitant dies.

OPTION 2           Lifetime Annuity            We will make monthly payments for the guaranteed period
                   with Guaranteed       selected during the life of the annuitant. When the annuitant dies,
                   Periods               any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant's death.  The guaranteed period may be 10 years or 20 years.

OPTION 3           Joint and Survivor          We will make monthly payments during the joint lifetime of
                   Annuity               two people whose lives are the subject of the policy.  Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 662/3% or 50% of the annuity payment in effect during the joint lifetime.

OPTION 4           Period Certain              We will make monthly payments for a specified period. The
                                         specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only.

Annuity Payments

     Annuity payments are paid in monthly installments. Annuity payments can be made on a variable basis (which means they will be based on the investment performance of the portfolios) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account). However, payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity). Depending on your election, the value of your policy (adjusted for the policy maintenance charge and any taxes) will be applied to provide the annuity payment. If no election has been made 30 days prior to the annuity date, amounts in the Guaranteed Interest Account will be used to provide a fixed annuity and amounts in the portfolios will be used to provide a variable annuity.

     If you choose to have any portion of your annuity payments come from the portfolio(s), the dollar amount of each of your monthly payments will depend upon three things:

o    the value of your policy in the portfolios on the annuity date,

o    the assumed investment rate used in the annuity table for the policy, and

o    the performance of the portfolios you selected.

     You can choose either a 3%, 4% or 5% assumed investment rate. If you do not choose an assumed investment rate, the assumed investment rate will be 3%. If the actual performance exceeds your chosen assumed investment rate, your annuity payments will increase. Similarly, if the actual rate is less than your chosen assumed investment rate, your annuity payments will decrease. If you choose a higher assumed investment rate, your initial annuity payment will be higher. Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                               INVESTMENT OPTIONS

     When you buy an AFAdvantage Variable Annuity(R) policy, you can allocate the money you invest under the policy to any one or more of the portfolios listed below and to our Guaranteed Interest Account.

     Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. We understand that the SEC staff has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                                                                                                    CALL TO REQUEST
                                                                                                                       PORTFOLIO
                     NAME                       TYPE OF PORTFOLIO COMPANY   INVESTMENT ADVISOR     SUB-ADVISOR         PROSPECTUS
                     ----                       -------------------------   ------------------     -----------         ----------
American Fidelity Dual Strategy                 Open-end, diversified,     American Fidelity    Lawrence W. Kelley      800-662-1106
Fund, Inc.(R)                                   management investment      Assurance Company    & Associates, Inc.
                                                company                                         and Todd Investment
                                                                                                Advisors, Inc.

American Century Variable Portfolios            Open-end, management       American Century     None                    800-345-8765
Portfolios available under AFAdvantage          investment company         Investment
Variable Annuity(R) policy:                     offering ten portfolios,   Management, Inc.
o  VP Balanced                                  five of which are
o  VP Capital Appreciation                      available under the
o  VP Income & Growth                           AFAdvantage Variable
o  VP Ultra                                     Annuity(R).
o  VP International

The Dreyfus Socially Responsible                Open-end, diversified,     The Dreyfus          NCM Capital             800-554-4611
Growth Fund, Inc.                               management investment      Corporation          Management
                                                company                                         Group, Inc.

Dreyfus Stock Index Fund                        Open-end management        The Dreyfus          Mellon Equity           800-554-4611
                                                investment company         Corporation          Associates
                                                                                                (affiliate of
                                                                                                The Dreyfus
                                                                                                Corporation)

Dreyfus Variable Investment Fund                Open-end, management       The Dreyfus          None                    800-554-4611
Portfolios available under AFAdvantage          investment company         Corporation
Variable Annuity(R) policy:                     offering 12 portfolios,
o  Growth and Income Portfolio                  three of which are
o  Small Company Stock Portfolio                available under the
o  International Value Portfolio                AFAdvantage Variable
                                                Annuity(R)

Dreyfus Investment Portfolios                   Open-end, management       The Dreyfus          None                    800-554-4611
Portfolios available under AFAdvantage          investment company         Corporation
Variable Annuity(R) policy:                     offering 12 portfolios,
o  Technology Growth Portfolio                  one of which is
                                                available under the
                                                AFAdvantage Variable
                                                Annuity(R)

Federated Insurance Series Trust                Open-end, management       Federated            None                    800-341-7400
o  Federated Fund For U.S. Government           investment company         Investment
      Securities II                             offering 14 portfolios,    Management
o  Federated Large Cap Growth Fund II           two of which are           Company
                                                available under the
                                                AFAdvantage Variable
                                                Annuity(R).

Merrill Lynch Variable Series Funds, Inc.       Open-end, management       Merrill Lynch        None                    800-MER-FUND
Portfolios available under AFAdvantage          investment company         Investment                                    (637-3863)
Variable Annuity(R) policy:                     offering 23 separate       Managers, L.P.
o  Basic Value Focus Fund                       funds, two of which are
o  Small Cap Value Focus Fund                   available under the
                                                AFAdvantage Variable
                                                Annuity

Neuberger Berman Advisers Management Trust      Open-end diversified       Neuberger Berman     None                    800-877-9700
o  AMT Balanced Portfolio                        management investment     Management, Inc.
o  AMT Growth Portfolio                         company offering nine
                                                portfolios, two of which
                                                are available under the
                                                AFAdvantage Variable(R)
                                                Annuity.

     Additional portfolios may be available in the future.


     Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the portfolio companies believe that offering its shares in this manner will be disadvantageous to you. Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and in order to determine what action, if any, should be taken. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments from a portfolio company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio's assets which could adversely affect such portfolio's net asset value per share.

     You should read the prospectuses for the portfolios carefully before investing. The prospectuses contain detailed information about the investment options. You may get copies of the prospectuses by calling the telephone numbers set forth in the table above. You can also get a copy of the Statement of Additional Information for any of the portfolios by calling the telephone numbers above or by contacting us at the address and phone number on the cover of this prospectus.

Substitution

     At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AFAdvantage Variable Annuity(R) policy. If we decide to make a substitution, we will give you notice of our intention.

Transfers

     At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right to limit the number of transfers that may be made. All of the transfers you make in any one day count as one transfer. If you transfer funds between investment options, we will not be liable for transfers we make at your direction. All transfers must be in whole percentages. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege.

     Transfers During the Accumulation Phase. If you make more than 12 transfers in a policy year, we will deduct a transfer fee. The fee is $25 per transfer or 2% of the amount transferred, whichever is less. In order to make a transfer, you must at least transfer $500 from the investment option from which you are making the transfer, unless the full amount is valued at less than $500, in which case you must transfer the entire amount. All transfers must be in whole percentages.

     Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year. You may also make transfers from the portfolios to the Guaranteed Interest Account option to provide for a fixed annuity. There is no transfer fee charged for the one transfer. You cannot make a transfer from your fixed annuity to a portfolio.

Automatic Dollar Cost Averaging

     Our automatic dollar cost averaging system allows you to transfer an established amount of money each quarter from one investment option to another. The minimum amount that may be transferred from each investment option in this way is $500. By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase.

     If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee.

Asset Rebalancing

     After you allocate your money to different investment options, the performance of the different investment options may cause the allocation of your total investment to shift. At your direction, we will automatically rebalance your policy to return it to your original percentage allocations. If you request our asset rebalance service, we will make any necessary transfers on the first day after the end of your policy year. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee.

                                    EXPENSES

     Some charges and expenses that exist in connection with the policy will reduce your investment return. You should carefully read this section for information about these expenses.

Insurance Charges

     We deduct insurance charges each day. We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units. The insurance charges include:

o    mortality and expense risk;

o    administrative expense; and

o    distribution expense.

     Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted. This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses, related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.

     Administrative Charge. The administrative charge is equal, on an annual basis, to .15% of the average daily value of the policy invested in a portfolio, after expenses are deducted. We may increase this charge, but it will never be more than .25% of the average daily value of the policy invested in a portfolio. This charge, together with the policy maintenance charge described below, is for all the expenses associated with the policy's administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

     Distribution Expense Charge. The distribution expense charge is equal, on an annual basis, to .10% of the average daily value of the policy invested in a portfolio, after expenses are deducted. We may increase this charge, but it will never be more than .25% of the average daily value of the policy invested in a portfolio. This charge compensates us for the costs associated with distributing the policies.

Withdrawal Charge

     Any withdrawals you make may be subject to a withdrawal charge. The withdrawal charge compensates us for expenses associated with selling the policy. During the accumulation phase, you can make withdrawals from your policy in the manner described in "Withdrawals." During the first policy year, we charge a withdrawal fee for each withdrawal. After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge. The free withdrawal cannot be carried forward from one policy year to the next. The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table on pages 2-3.

     We calculate the withdrawal charge at the time of each withdrawal. The withdrawal charge will never exceed 8% of the total purchase payments. The charge for partial withdrawals will be deducted from the value of your policy remaining. No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the policy. Accordingly, for tax purposes, earnings are considered to come out of your policy first. There are restrictions on when you can withdraw from a qualified plan known as a Section 403(b) tax-deferred annuity or a 401(k) plan. For more information, you should read "Taxes" beginning on page 19 and the related discussion in our Statement of Additional Information.

     We may reduce or eliminate the withdrawal charge if we sell the policy under circumstances which reduce its sales expenses. These circumstances might include a large group of individuals that intend to purchase the policy or a prospective purchaser who already has a relationship with us. We do not deduct withdrawal charges for policies issued to our officers, directors or employees or to any of our affiliates. Any circumstances resulting in the reduction or elimination of the withdrawal charge requires our prior approval.

Transfer Charge

     There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred, whichever is less. Systematic transfers occurring under Automatic Dollar Cost Averaging or Asset Rebalancing are taken into account when determining any transfer fees assessed.

Policy Maintenance Charge and Fund Expenses

     We deduct $30 from your policy every year as a policy maintenance charge. Although we reserve the right to change the policy maintenance charge, it will never be more than $36 per year. The charge will be deducted pro-rata from the accounts. During the accumulation phase, the policy maintenance charge will be deducted each year on your policy anniversary date. During the annuity phase, we will deduct the charge pro-rata from your annuity payments. If you make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance charge will be deducted.

     There are also deductions from and expenses paid out of the assets of the various portfolios which are described in the prospectuses for the portfolios.

Taxes

     If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 4.0%, depending on the state.

     We will also deduct from the policy any income taxes which we incur as a result of the policy. Currently, we are not making any such deductions.

                                   WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. You can make partial and total withdrawals only during the accumulation phase of your policy. Any partial withdrawal must be at least $250, although we may make exceptions for hardship. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal. The withdrawal charge, the policy maintenance charge and any taxes due will be deducted from the amount withdrawn before you receive it. We will deduct an equal dollar amount of the money you withdraw pro-rata from each of your investment options. If you do not want the withdrawal to come from each of your investment options equally, you must tell us using a form we accept. After a withdrawal, the value of your policy cannot be less than $100. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

     Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax-Deferred Annuity or 401(k) plan. For a more complete explanation, see "Taxes" and the discussion in our Statement of Additional Information.

Systematic Withdrawal Program

     After you have owned your policy for one year, you can participate in our systematic withdrawal program. If you participate in this program you cannot exercise the 10% free withdrawal option discussed on page 14. If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge. During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals. After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary. Systematic withdrawals can be made monthly, quarterly or semi-annually. The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time. Income taxes and tax penalties may apply to systematic withdrawals.

Suspension of Payments or Transfers

     We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o    trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares;

o during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.

     We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.

                                      LOANS

     If you purchased your policy under a 403(b) tax-deferred annuity qualified plan, we may make a loan to you at any time before you begin receiving annuity payments. However, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan. The loan cannot be more than $50,000 or one-half of the value of your policy in the Guaranteed Interest Account, whichever amount is less. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $2,500. We can change this amount at our discretion.

     If you fail to make a loan payment before the end of the calendar quarter following the calendar quarter in which the payment was due, the outstanding balance of your loan will become due and payable. If the loan payment is not paid within the required time period, the loan balance plus interest will be considered to be in default and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan balance plus interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable.

     Upon your death, the beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.

                                  DEATH BENEFIT

Death Benefit Amount

     The death benefit will be the greater of: (1) the purchase payments you have made, less any money you have taken out and any applicable withdrawal charges; or (2) the value of your policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death and an election for the payment period.

Death of Owner Before Annuity Date

     If you or any joint owner dies before the annuity date, the death benefit will be paid to your beneficiary. When any joint owner dies, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other person chosen as a beneficiary at the time of death will be treated as a contingent beneficiary. The death benefit will be paid under one of the death benefit options discussed below.

Death Benefit Options

     If you or any joint owner dies before the annuity date, a beneficiary who is not your spouse must elect the death benefit to be paid under one of the following options:

o    lump sum payment;

o payment of the entire death benefit within five years of the date of your death or the death of any joint owner; or

o payment of the death benefit under any annuity option. If this option is chosen, the annuity must be distributed over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. The distribution must begin within one year of the date of your death or any joint owner's death.

     Any portion of the death benefit not applied under an annuity option within one year of the date of death must be distributed within five years of the date of death.

     If the beneficiary is your spouse, he or she may:

o choose to continue the policy in his or her own name at the current value of the policy;

o    choose a lump sum payment of the death benefit; or

o    apply the death benefit to an annuity option.

     If the deceased owner was also the annuitant and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.

     If a lump sum payment is requested, we will pay the amount within seven days of receipt of proof of death and the election, unless the suspension or deferral payments provision is in effect. Payment to the beneficiary (other than a lump sum payment) may only be elected during the 60 day period beginning with the date we receive proof of death. If the beneficiary does not select a payment method during the 60 day period after we receive proof of death, the death benefit will be paid in a lump sum.

Death of Annuitant Before the Annuity Date

         If you are not the annuitant and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary. The death benefit will be paid in a lump sum and must be paid in full within five years of the date of death. If the owner is a non-individual (e.g., a corporation), the death of the annuitant will be treated as the death of the owner.

Death of Owner After the Annuity Date

     If you, or any joint owner who is not the annuitant, dies during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death or such joint owner's death. When any owner dies during the annuity period, the beneficiary becomes the owner. Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

Death of Annuitant After the Annuity Date

     If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected. Death benefits will be paid at least as rapidly as they were being paid at the annuitant's death.

                                   PERFORMANCE

     We may periodically advertise performance based on the historical performance of the various portfolios. All performance advertising will include quotations of standardized average annual total return (including withdrawal charges), calculated in accordance with standard methods prescribed by the rules of the Securities and Exchange Commission, to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.

     Standardized average annual total return (including withdrawal charges) advertised for a specific period is found by first taking a hypothetical $1,000 investment in a portfolio on the first day of the period at the offering price, which is the accumulation unit value per unit (initial investment) and computing the ending redeemable value (redeemable value) of that investment at the end of the period. The average annual total return (T) is computed by equating the ending redeemable value (ERV) with the initial hypothetical $1,000 investment
(P) over a period of years (n) according to the following  formula:  ERV = P (1+
T)**n (where "**n" means to the nth power).

     Standardized average annual total return (including withdrawal charges) reflects the expenses of the portfolio, the deduction of a policy maintenance charge, mortality and expense risk, distribution expense and administrative charges. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

     We may also advertise non-standardized average annual total return information (NOT including withdrawal charges). We determine non-standardized average annual total return (NOT including withdrawal charges) in the same way we determine standardized average annual total return performance including withdrawal charges, except that results do not reflect the deduction of withdrawal charges and may include performance information for time periods prior to October 1997 (Separate Account B's inception date) for portfolios then in existence. Results calculated without the withdrawal charge will be higher than if the withdrawal charge were included. All non-standardized performance advertisements will include standardized average annual total return figures.

     At times, we calculate performance during a time period that is before the date on which we offered some of the portfolios for the first time. In such instances, we base performance on the historical performance of the portfolio, modified to reflect the charges and expenses of the AFAdvantage Variable
Annuity(R). Accordingly, we evaluate a portfolio's performance as if the portfolio was an eligible investment option during the period stated in the advertisement. These figures should not be interpreted to reflect actual historic performance. Past performance does not guarantee future results of the portfolios. Performance will also include the actual performance since addition of the portfolio to the separate account.

     We have included additional information about calculating performance in the Statement of Additional Information.

                                      TAXES

     The following general tax discussion is not intended as tax advice. You should consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information.

Annuity Policies in General

     The rules of the Internal Revenue Code which relate to annuities generally provide that you will not be taxed on any increase in the value of your policy until a distribution occurs -- either as a withdrawal or as annuity payments. Different rules exist regarding how you will be taxed depending on the distribution and the type of policy.

     You will be taxed on the amount of any withdrawal that is attributable to earnings. Different rules apply to annuity payments. A portion of each annuity payment you receive will be treated as a partial return of the money you invested to buy the policy. This amount will not be taxed (unless you paid for the policy on a pre-tax basis under a qualified plan). The remaining portion of the annuity payment will be treated as ordinary income. The amount of each annuity payment that is considered taxable or non-taxable depends upon the period over which the annuity payments are expected to be made. The entire amount of annuity payments received after you have received the full amount of the money you invested to buy the policy is considered income.

Tax Treatment of Withdrawals

     If you purchase a policy under a qualified plan, your policy is referred to as a qualified policy. Examples of qualified plans are Individual Retirement Annuities, including Roth IRAs; Tax Deferred Annuities (sometimes referred to as 403(b) Policies); H.R. 10 Plans (sometimes referred to as Keogh plans); and Corporate Pension and Profit-Sharing/401(k) Plans.

     If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified policy.

Non-Qualified Policies

     If you own a non-qualified policy and you make a withdrawal from the policy, the Internal Revenue Code treats the withdrawal as coming first from any earnings and then from the money you invested to pay for your policy, which we call your purchase payments. In most cases, withdrawn earnings are considered income.

     Any amount you receive which is considered income may be subject to a 10% tax penalty. Some distributions that are excepted from the 10% penalty are listed below:

o    on or after the date on which the taxpayer reaches age 59 1/2;

o    after the policy holder dies;

o if the taxpayer becomes totally disabled (as that term is defined in the Code);

o in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;

o    under an immediate annuity; or

o from amounts which come from purchase payments made before August 14, 1982. Certain other exemptions may also be available.

     When a non-natural person, such as a corporation or certain other entities other than tax-qualified trusts, owns the policy, it will generally not be treated as an annuity for tax purposes. This means that any increase in the value of such a policy may be taxed as ordinary income every year.

     The policy provides that when the annuitant dies prior to the annuity date, a death benefit will be paid to the person designated as the beneficiary. If the owner of the policy is not the annuitant, such payments made when the annuitant dies do not qualify for the death of owner exception described above, and will be subject to the 10% tax penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

Qualified Policies

     The information above describing the taxation of non-qualified policies does not apply to qualified policies. If you make a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis to your total accrued benefit under the retirement plan. The Internal Revenue Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including policies issued and qualified under Code Sections 403(b) (Tax-Deferred Annuities), 408 and 408A (Individual Retirement Annuities) and 401 (H.R. 10 and Corporate Pension and Profit-Sharing/401(k) Plans). To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to distributions:

o if the distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2;

o following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is was defined in Section 72(m)(7) of the Code);

o made after separation from service (in the case of an Individual Retirement Annuity, a separation from service is not required), distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such person and his designated beneficiary;

o to an owner or annuitant (as applicable) who has separated from service after he has turned 55, except in the case of an Individual Retirement Annuity;

o made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
     Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care;

o distributions made to an alternate payee pursuant to a qualified domestic relations order, except in the case of an Individual Retirement Annuity;

o distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days);

o from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t) (7) of the Code) of such person for the taxable year; and

o from an IRA made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)
     (8) of the Code).

     The Statement of Additional Information contains a more complete discussion of withdrawals from qualified policies.

Tax-Deferred Annuities and 401(k) Plans

     The Internal Revenue Code limits the withdrawal of purchase payments made by owners from certain tax-deferred annuities. Withdrawals can only be made when an owner:

o        reaches age 59 1/2;

o        leaves his/her job;

o        dies; or

o        becomes disabled (as that term is defined in the Code).

     A withdrawal may also be made in the case of hardship; however, the owner can only withdraw purchase payments and not any earnings. Similar limitations apply to a policy issued pursuant to a 401(k) Plan.

Diversification

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that all of the portfolios are being managed in such a way that they comply with the requirements.

     Neither the Internal Revenue Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity, would be considered the owner of the shares of the portfolios. If you are considered the owner of the portfolios' shares, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent under federal tax law owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios for which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is a position which is not new, it may be applied retroactively and you, as the owner of the policy, could be treated as the owner of the portfolios.

     Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

                                OTHER INFORMATION

American Fidelity Assurance Company

     We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity and accident and health insurance business in forty-nine states and the District of Columbia.

     Our office is located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. We have been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Separate Account B

     We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AFAdvantage Variable Annuity(R) policies. The inception date for Separate Account B was October 27, 1997 when its registration with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 became effective. The Separate Account is divided into 18 sub-accounts.

     We hold Separate Account B's assets in our name on behalf of Separate Account B, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains and losses (realized or unrealized) that result from the separate account's assets are credited to or charged against Separate Account B without regard to our other income, gains and losses. We are obligated to pay all benefits and make all payments under the AFAdvantage Variable Annuity(R).

Underwriter

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Legal Proceedings

     There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.

Financial Statements

     Our financial statements and Separate Account B's financial statements are included in our Statement of Additional Information. The cover of this prospectus contains information about how to obtain our Statement of Additional Information.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION
                                                                       Page
                                                                       ----

General Information and History of American Fidelity Assurance Company...1
Calculation of Performance Data..........................................2
Federal Tax Status.......................................................6
Annuity Provisions......................................................14
Legal Opinions..........................................................15
Underwriter.............................................................15
Custodian and Independent Accountants...................................15
Financial Statements....................................................16